UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2013

The ExOne Company
(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (724) 863-9663

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 8, 2013, The ExOne Company and rapid prototype + manufacturing ("rp+m") issued a joint press release announcing a collaboration between ExOne and rp+m that has added bonded tungsten to ExOne's portfolio of 3D printing material. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated August 8, 2013 titled "ExOne and rp+m Collaborate to Deliver Bonded Tungsten as Newest Addition to ExOne's 3D Metal Printing Material Portfolio"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The ExOne Company (Registrant)
August 8, 2013 (Date)	/s/ JOHN IRVIN John Irvin Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated August 8, 2013 titled "ExOne and rp+m Collaborate to Deliver Bonded Tungsten as Newest Addition to ExOne's 3D Metal Printing Material Portfolio"